UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               FFLC BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                                                                  March 28, 2002


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of FFLC Bancorp, Inc. (the "Company") to be held on May 9, 2002, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, at 2:00 p.m.

         As described in the enclosed Proxy Statement, the election of two directors, the approval of the 2002 Stock Option Plan and the ratification of the appointment of auditors for fiscal 2002 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of First Federal Savings Bank of Lake County (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2001, is contained in the 2001 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

         The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.


                                           Sincerely,


                                           /s/Stephen T. Kurtz
                                           -------------------
                                           Stephen T. Kurtz
                                           President and Chief Executive Officer

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held On May 9, 2002
                   -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ( the "Annual Meeting") of FFLC Bancorp, Inc. (the "Company") will be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 9, 2002, at 2:00 p.m. Eastern time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1.       The election of two directors for terms of three years, each;

         2.       The approval of the 2002 Stock Option Plan; and

         3. The ratification of the appointment of Hacker Johnson & Smith PA as independent auditors of the Company for the fiscal year ending December 31, 2002; and

         4. Such other matters as may properly come before the meeting, and at any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 15, 2002, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 800 North Boulevard, West, Leesburg, Florida, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                              By Order of the Board of Directors


                                              /s/Sandra L. Rutschow
                                              ---------------------
                                              Sandra L. Rutschow
                                              Secretary
Leesburg, Florida
March 28, 2002

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

         --------------------------------------------------------------

                                 PROXY STATEMENT

         --------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 9, 2002

         --------------------------------------------------------------


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of FFLC Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 9, 2002, at 2:00 p.m., Eastern time, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, and at any adjournments thereof. The 2001 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2001, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 28, 2002.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement and FOR the ratification of Hacker Johnson & Smith PA as independent auditors for the fiscal year ending December 31, 2001.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Householding of Proxy Statements

         The Securities and Exchange Commission recently adopted rules that permit companies to mail a single proxy statement to two or more shareholders sharing the same address--a practice known as "householding." Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

         If you are a shareholder at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken to deliver a separate copy of this proxy statement and the annual report to you promptly upon written or oral request . If you are such a shareholder and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497- 2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document.

         If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement, please contact Registrar and Transfer Company at the phone number or address listed above and all shareholders at the shared address can request that only a single copy be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive a copy of this proxy, you will need to contact your broker and request that your broker send you a copy of the proxy statement and the annual report.

         If your shares are not registered in your own name, an intermediary other than Registrar and Transfer Company may be responsible for "householding" your proxy statement. If that is the case, and you want to obtain a separate copy of the proxy statement and annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497- 2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, indicate that you are a shareholder at a shared address and request an additional copy of each document. Since Registrar and Transfer has no record of your stock ownership, it will be necessary for you to provide Registrar and Transfer Company with your name and address and it will be necessary to identify who is the recordholder of your shares.

         If your shares and those of another shareholder sharing an address are not registered in your own names, and you are receiving multiple copies of the proxy statement and annual report, please contact your recordholder. All shareholders at the shared address can request the record holder to mail only a single copy to your address in the future.

Voting Securities

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

         The close of business on March 15, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 3,572,415 shares.

          The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

Participants in the Bank's ESOP

         If you participate in the First Federal Savings Bank of Lake County Employee Stock Ownership Plan and 401(k) Plan (the "KESOP"), you will receive a voting authorization form that reflects all shares you may vote under this plan. Under the terms of the KESOP, all shares held by the KESOP are voted by the trustee, but each participant in the KESOP may direct the trustee as to the manner in which shares of Company common stock allocated to each participant's account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustee is April 19, 2002.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 15, 2002.


                                                                                 Amount and Nature
                                          Name and Address                         of Beneficial             Percent of
      Title of Class                     of Beneficial Owner                         Ownership                 Class
      --------------                     -------------------                         ---------                 -----

Common Stock                        First Federal Savings Bank of                     367,239                  10.28%
                                    Lake County Employee Stock
                                    Ownership and 401(k)Plan(1)
                                    800 North Boulevard, West
                                    Leesburg, Florida  34748
Common Stock                        First Manhattan Co. (2)                           237,003                   6.63%
                                    437 Madison Avenue
                                    New York, New York 10022

-----------------------------

(1) A committee of management has been appointed by the Board of Directors (the "Retirement Committee") to administer the KESOP, and the Bank of New York, an unaffiliated corporation, serves as trustee for the KESOP (the "KESOP Trustee"). The KESOP Trustee must vote all allocated shares held in the KESOP in accordance with the instructions of the participating employees. As of the record date, all shares of the Common Stock in the KESOP had been allocated.

(2) The information furnished is derived from a Schedule 13G filed by the First Manhattan Co. on February 14, 2002, and a Schedule 13D filed by First Manhattan Co. on October 29, 1996, as the general partner of First Save Associates, L.P.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board of Directors currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also serves on the Board of Directors of First Federal Savings Bank of Lake County (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The names of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of March 15, 2002. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

         The following table sets forth, as of March 15, 2002, the names of the nominees, the continuing directors, and the named executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.


                                                                                      Shares of
                                                                    Expiration          Common         Ownership
           Name and Principal                                           of              Stock             as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director         Owned(2)(6)        Class
        -----------------------              ---      --------       --------         -----------        -----
Nominees:
James P. Logan                               53         1990           2002            48,770(4)          1.34%
  A director of the Bank.  President and
  owner of Logan Sitework Contractors,
  Inc., a firm primarily involved in the
  residential construction industry.

Ted R. Ostrander, Jr.                        53         1995           2002            19,573(4)           *
  A director of the Bank.  President of
  Lassiter-Ware, Inc., an insurance
  agency.

Continuing Directors:

Claron D. Wagner                             70         1987           2003            69,382(4)          1.91%
   A director of the Bank and President,
   Woody Wagner, Inc. Former partner
   in Wagner Construction Company.

Paul K. Mueller                              50         1993           2003           108,070             2.97%
   Mr. Mueller was first employed by
   the Bank in 1979.  He became Senior
   Vice President and Treasurer of the
   Bank in 1985 and Executive Vice
   President in 1997.  He also serves as a
   director of the Bank.

Joseph J. Junod                              65         1987           2003            33,674(4)           *
  A director of the Bank, Mr. Junod
  retired in 1991 as the general manager
  of Avesta Sheffield Pipe, Wildwood,
  Florida.

Howard H. Hewitt                             64         2000           2004            28,342(3)(4)        *
   Mr. Hewitt is the President and CEO
   of Hewitt Contracting Company, Inc.,
   a highway and heavy construction
   company which builds highways,
   bridges and utilities and is engaged in
   land development.



                                                                                      Shares of
                                                                    Expiration          Common         Ownership
           Name and Principal                                           of              Stock             as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director         Owned(2)(6)        Class
        -----------------------              ---      --------       --------         -----------        -----

H.D. Robuck, Jr.                             54         1997           2004            49,019(4)          1.35%
  Mr. Robuck is a practicing attorney
  and the Chief Executive Officer of
  Romac Lumber Company, a Lake
  County based supplier of construction
  materials.

Stephen T. Kurtz                             48         1990           2004           103,530             2.84%
  Mr. Kurtz was first employed by the
  Bank in 1978.  He became President
  and Chief Executive Officer in 1988.
  He also serves as a director of the
  Bank.

Executive Officer
Who Is Not A Director

Sandra L. Rutschow                           62          -              -              34,013(5)           *
  Secretary and Vice President of the
  Bank and Secretary of the Company.

All directors and executive                                                           494,373             13.58%
officers as a group (nine persons)

-------------------------------------
*Does not exceed 1.0% of the Company's Common Stock.

(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.
(3) Includes 1,343 shares to Director Hewitt as a result of his election as a Director on June 1, 2000.
(4) Includes 20,138 options granted to each Outside Director, serving on January 4, 1994, under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, all of which became immediately exercisable upon the date of grant (January 4, 1994), 2,368 options remaining (of 5,035 granted to) Director Ostrander on January 26, 1995 upon his election as a director, and 5,035 options granted to Director Robuck on December 31, 1997, upon his election as a director.
(5) Includes options for 10,475 shares granted to Mrs. Rutschow which became exercisable January 4, 1995.
(6) Includes a total of 50,314 options granted to three outside directors under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, which are currently exercisable and includes a total of 10,475 options granted under the FFLC Bancorp, Inc. 1993 Incentive Stock Option Plan to one executive officer which are currently exercisable.

Meetings of the Board of Directors and Committees of the Board of the Company

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2001. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2001. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of all members of the Board of Directors. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan approval. During fiscal 2001, this Committee met 12 times.

         The Audit Committee consists of three outside Directors of the Company, Messrs. Logan (Chairman), Ostrander and Junod. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held five meetings in fiscal 2001.

         The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on February 7, 2002.

         In 2001, the Compensation Committee of the Company consisted of Directors Junod, Wagner, Logan, Ostrander, Robuck and Hewitt and is responsible for the 2002 Compensation Committee Report on Executive Compensation. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and the profit sharing program, when necessary. The Compensation Committee met four times during 2001.

Directors' Compensation

         Fees. Directors do not receive fees from the Company for services on the Company's Board. In 2001, the monthly retainer for service on the Board of Directors of the Bank was $900. Directors are paid additional fees of $200 per member for attendance at meetings of the Bank's Executive Committee held on days other than when the Board of Directors meets and $75 for Audit Committee, Loan Committee and Bylaws Committee meetings. Messrs. Kurtz and Mueller, officers of the Company, do not receive fees for serving as directors of the Company.

         1993 Stock Option Plan for Outside Directors. The Company maintains the FFLC Bancorp, Inc., 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). The Directors' Option Plan provides that each outside director serving on the Board of Directors as of the effective date of the plan and each subsequent outside director appointed or elected to the Board will be granted an option to purchase 5,035 shares of Company common stock. All options granted under the Directors' Option Plan expire upon the earlier of 20 years following the date of grant or one year following the date the optionee ceases to be a Director for any reason other than removal for cause.

         Recognition and Retention Plan for Outside Directors. The Bank maintains the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). The Directors' RRP provides that each outside director serving on the Board as of the effective date of the plan and each subsequent outside director will receive a stock award for 2,014 shares of restricted Company common stock (if available under the plan). The Awards vest in three equal annual installments commencing 15 months after the effective date of the award. Awards are nontransferable and nonassignable. Mr. Hewitt became an outside director on May 25, 2000 and was awarded 2,014 shares of restricted Company common stock on June 1, 2000.

Executive Compensation

         The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The Compensation Committee is made up of all outside directors of the Company and is responsible for determining annual compensation levels for the Chief Executive Officer, the Executive Vice President and Treasurer and the Senior Vice Presidents. The Compensation Committee also is responsible for determining the amount to be contributed to the Bank's profit sharing plan, which is distributed to all full-time employees who have completed at least one year of service.

         The Compensation Committee generally meets three times each year. In December, the Compensation Committee reviews management recommendations for officer compensation. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the salary survey of the Florida Bankers Association, the survey of America's Community Bankers and the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank. At the meeting held on December 28, 2001, and, based upon the criteria listed above, the Compensation Committee increased the salary of Stephen T. Kurtz, the President and Chief Executive Officer, from $180,000 to $187,200, an increase of 4%. At that same meeting, the salary of Paul K. Mueller, Executive Vice President and Treasurer was increased from $146,000 to $151,840, also a 4% increase.

         The Compensation Committee also meets in June and in November to consider funding of the Bank's profit sharing plan. The profit sharing plan is generally funded based upon the overall profitability of the Bank with profit sharing plan distributions made in June and December. All full-time personnel with at least one year of service are eligible to participate in the profit sharing plan. Distribution of funds to employees under the profit sharing plan is based upon salary and job performance.

                      Compensation Committee of the Company

                                Claron D. Wagner
                                 James P. Logan
                                 Joseph J. Junod
                              Ted R. Ostrander, Jr.
                                H.D. Robuck, Jr.
                                Howard H. Hewitt

         Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Savings Institution Stocks for the period beginning on December 31, 1996 through December 31, 2001.


               [GRAPHIC-GRAPH DEPICTING DATA POINTS LISTED BELOW]

                               FFLC Bancorp, Inc.

                            Total Return Performance


                                              Period Ending
                       ------------------------------------------------------------
Index                  12/31/96  12/31/97  12/31/98   12/31/99   12/31/00  12/31/01
-----------------------------------------------------------------------------------
FFLC Bancorp, inc.       100.00    171.69    130.76     125.84     126.71    182.60
NASDAQ - Total US*       100.00    122.48    172.68     320.89     193.01    153.15
NASDAQ Bank Index*       100.00    167.41    166.33     159.89     182.38    197.44
SNL NASDAQ Bank Index    100.00    172.74    178.27     171.27     197.73    215.22




*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 2001, 2000 and 1999, to the Chief Executive Officer and to the Executive Vice President and Treasurer , who were the only executive officers to receive compensation in salary and profit sharing in excess of $100,000 in the fiscal year ended December 31, 2001.


                                                  Annual Compensation
                                            --------------------------------
                                                                                  All Other
      Name and Principal                                                        Compensation
           Position                Year       Salary ($)        Bonus ($)          (1)(2)
-------------------------------  --------   ---------------   --------------  -----------------
Stephen T. Kurtz                   2001            $180,010          $27,429           $ 18,269
   President, Chief Executive      2000             156,755           28,140             34,637
   Officer and Director            1999             142,506           23,132             33,207
Paul K. Mueller                    2001            $146,001          $23,487            $18,223
   Executive Vice President,       2000             132,855           21,021             29,884
   Treasurer and Director          1999             123,016           20,238             29,057

----------------------------------
(1) Includes employer matching contributions under the 401(k) Plan of $10,200 and $10,169 for Messrs. Kurtz and Mueller.
(2) Includes $8,069 and $8,054 which represents the value of allocations made under the Bank's ESOP for Messrs. Kurtz and Mueller, respectively.

         Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Stephen T. Kurtz and Mr. Paul K. Mueller. The employment agreements provide for a three-year term of employment that extends on a daily basis until either the executive, the Bank or the Company provides written notice of non-renewal, at which time the term of the agreements becomes fixed at three years. Under the employment agreements, the base salary for each executive is reviewed annually by the Board of Directors of the Bank. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

         The employment agreements provide for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the Mr. Kurtz's or Mr. Mueller's employment for reasons other than for cause, or if Mr. Kurtz or Mr. Mueller resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, then the executive or, if he dies, his beneficiary, would be entitled to receive a sum equal to the remaining payments due on the agreement, including base salary, profit sharing and contributions that would have been made on executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of his employment agreement. The Company would also continue and/or pay for executive's life, medical, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict Mr. Kurtz's and Mr. Mueller's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if executive's employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the agreements), executive or, in the event of his death, executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the three preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the executive's life, medical, dental and long-term disability coverage for thirty-six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executives would not receive duplicative payments or benefits under the agreements.

          The maximum present value of the severance benefits under the employment agreement's is 2.99 times executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

         All reasonable costs and legal fees paid or incurred by the executives under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify Mr. Kurtz and Mr. Mueller to the fullest extent legally allowable.

         The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on December 31, 2001.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR END OPTION VALUES



                                                            Number of Securities
                                                           Underlying Unexercised
                             Shares                      Options at Fiscal Year End   Value of Unexercised In-the-Money
                          Acquired on        Value                  (#)              Options at Fiscal Year End ($)(1)
       Name               Exercise (#)     Realized ($)   Exercisable/Unexercisable       Exercisable/Unexercisable
       ----               ------------     ------------   -------------------------       -------------------------

Stephen T. Kurtz             13,000          168,350                 0                                   0

Paul K. Mueller              11,400          149,490                 0                                   0

--------------------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the exercise price.

Compliance with Section 16 of the Exchange Act

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2001.

Transactions with Related Persons

         Federal regulations generally require that loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         Except as hereafter indicated, the Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. All loans made by the Bank to its executive officers and directors are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         In accordance with applicable regulations, the Bank extends credit to its directors and executive officers pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Set forth below is certain information relating to loans in excess of $60,000 made to executive officers and directors which were outstanding at December 31, 2001.


                                                                 Balance as of
                          Date of Loan or        Original         December 31,
         Name               Modification          Amount              2001           Note Rate        Market Rate
----------------------   ------------------   ---------------   ----------------   --------------   ---------------
Stephen T. Kurtz              12/07/90            $125,000            $86,500          7.125%            7.625%

Ted R. Ostrander              06/28/91            $300,000           $260,697          6.375%            6.875%
                              07/05/94            $112,000            $85,297          7.250%            7.750%

James P. Logan                10/14/93            $160,000            $99,294          6.25%             6.50%

Paul K. Mueller               12/31/99            $100,000            $81,606          6.75%             7.00%

H.D. Robuck, Jr.               2/12/99            $259,795           $235,903          6.375%            6.50%

         H. D. Robuck, Jr., a director of the Company is the owner and President of H. D. Robuck, Jr., P.A., an attorney representing the Company. In 2001, the Company paid H.D. Robuck, Jr., P.A., legal fees aggregating $56,416. Ted R. Ostrander, Jr., a director of the Company, is the President of Lassiter-Ware, Inc., an insurance agency. In 2001, the Company paid $127,714 in insurance premiums through the agency to the insurance companies Mr. Ostrander represents as agent.

Report Of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 3 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                             James P. Logan, Chairman
                                               Ted R. Ostrander, Jr.
                                                  Joseph J. Junod


                Proposal 2 -- Approval of 2002 Stock Option Plan

      The Board of Directors has adopted the 2002 Stock Option Plan, subject to approval by the Company's stockholders. A copy of the 2002 plan is attached to the proxy statement as Appendix A. The 2002 plan will supplement the Company's existing stock option plans.

      As of March 15, 2002, 308,475 shares of the Company's common stock had been issued pursuant to the exercise of stock options under the existing plans, 118,115 shares were subject to outstanding, unexercised options granted under the existing plans and 33,713 shares were available for additional stock option grants.

      The ability to grant stock options in the future both to attract people of experience and ability and to retain existing key managers is critical to sustain the Company's continued growth and success. The granting of stock options advances the interests of the Company and its stockholders by providing employees, directors and third-party consultants, upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner. Furthermore, the Company's Board of Directors believes that the granting of stock options can be very effective over time and can be an important component of the Company's overall compensation strategy. In order to continue to be able to retain key employees, the Company must have the ability to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential, are a key component in retaining employees. For these reasons, the Company wishes to continue its stock option program.

Summary of the Plan

      Type of Stock Option Grants and Participants. The 2002 plan provides for the grant of non-statutory stock options to employees, third-party consultants and non-employee directors of the Company and its affiliates and for the grant of incentive stock options to employees.

      Number of Shares of Common Stock Available. A total of 250,000 shares of common stock are authorized for issuance under the 2002 plan. Those shares may come from either authorized but unissued shares or shares held in treasury.

      Amendment of the Plan. The Board of Directors has the authority to amend or terminate the 2002 plan, provided such action does not adversely affect any option previously granted under the 2002 plan. The stockholders, however, must approve any amendment that would materially: (1) increase the benefits accruing to participants under the plan; (2) increase the total number of shares that may be issued under the plan; or (3) modify the eligibility requirements.

      Administration of Plan and Grants of Stock Options. The 2002 plan is administered by a committee of the Board of Directors of the Company. The committee has the power to decide: (1) who will be granted options; (2) the number of shares underlying each option; (3) the date or dates when each option will vest in whole or in part and the terms and conditions of vesting; and (4) any other terms and conditions of an option, so long as those other terms and conditions are not inconsistent with the 2002 plan. The committee's determinations and interpretations of the 2002 plan and the options granted under the 2002 plan are final and binding upon all 2002 plan participants. All options granted under the 2002 plan will be granted at not less than 100% of the fair market value of the Company's common stock on the date of grant. No incentive option shall have a term of longer than ten years from the date of grant.

      Effect of Termination of Employment or Service. If a participant's employment or service is terminated, he or she may exercise his or her options for the period of time specified in the optionee's award agreement.

      Effect of a Change in Control. The 2002 plan provides that if a change in control (as defined in the plan) occurs, regardless of an optionee's termination of employment or service, all outstanding options will become and remain immediately exercisable for the full term of the options.

      Transferability. The 2002 plan generally does not allow for the transfer of options, except if specified in a written will of an optionee or by the laws of descent and distribution. However, under limited circumstances, non-statutory stock options may be transferred for valid estate planning purposes.

      Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the 2002 plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      The grant of a non-statutory stock option is not a taxable event. However, upon the exercise of a non-statutory stock option, an optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are subject to federal, state and local (if any) tax withholding on the option income. Outside Directors and third-party consultants are not subject to tax withholding.

      The grant of an incentive stock option is not a taxable event, nor is the exercise of an incentive stock option, if an optionee does not dispose of the common stock acquired upon exercise for a period of two years from the date of grant or one year following the date of exercise. If the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee will have a disqualifying disposition and will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. In such a case, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

New Plan Benefits

      The Company anticipates that option grants will primarily be made to employees and non-employee directors after the effective date of the 2002 plan, as deemed appropriate. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the plan at this time.

      The Board of Directors recommends that you vote "FOR" the approval of the 2002 Stock Option Plan.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of December 31, 2000 and 2001 and for each of the years in the three-year period ended December 31, 2001 were audited by Hacker Johnson & Smith PA.

         The Company's Board of Directors has reappointed Hacker Johnson & Smith PA to continue as independent auditors for the Bank and the Company for the year ending December 31, 2002, subject to ratification of such appointment by the stockholders.

         A representative of Hacker Johnson & Smith PA will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted FOR ratification of the appointment of Hacker Johnson & Smith PA as the independent auditors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HACKER JOHNSON & SMITH PA AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending December 31, 2001, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2001. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters which may Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of Hacker Johnson & Smith PA has acted as the independent auditors of the Company and the Bank for 2001 and it is anticipated that the same firm will be selected to perform the same duties for 2002 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Fees

         Hacker Johnson & Smith PA billed the Company aggregate fees of $67,000 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-Q for the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

         Hacker Johnson & Smith PA did not provide any such services to the Company for the year ended December 31, 2001.

Audit Committee Determination

         The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

Please Return Your Proxy Card.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         A copy of the Form 10-K (without exhibits) for the year ended December 31, 2001, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420. The Form 10-K can also be accessed through the Bank's World-Wide Web Internet Site at "http://www.1stfederal.com".

                                         By Order of the Board of
                                         Directors


                                                     /s/Sandra L. Rutschow
                                                     ---------------------
                                                     Sandra L. Rutschow
                                                     Secretary
Leesburg, Florida
March 28, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                               FFLC BANCORP, INC.
                             2002 STOCK OPTION PLAN

         FFLC BANCORP, INC. (the "Company") has adopted this STOCK OPTION PLAN for the following purposes:

o        to make it easier to attract able persons to become Outside Directors, employees and third-party consultants of the Company, and

o        to provide an additional inducement for Outside Directors, employees and third-party consultants to remain with the Company.

         Certain capitalized terms used in this Plan are defined in Section 14.

1.       WHO IS ELIGIBLE; WHO MAKES GRANTS?
         ----------------------------------

         (a) Eligibility. Employees, Outside Directors and third-party consultants of the Company are eligible to receive stock option grants under this Plan.

         (b) Plan Administration. The Plan will be administered by either the entire Board of Directors of the Company or a committee composed of two or more disinterested directors (the "Committee"). A member of the Board is deemed to be "disinterested" only if he or she satisfies the requirements as the Securities and Exchange Commission may establish for Outside Directors administering plans intended to qualify for an exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended.

                  The Committee has the power to decide:

                  (i)      who will be granted stock options;

                  (ii) the number of shares to be covered by each stock option;

                  (iii) the date or dates when each stock option will vest in whole or in part and the terms and conditions of vesting; and

                  (iv) any other terms and conditions subject to a stock option, so long as those other terms and conditions are not inconsistent with this Plan.

                  The Committee's determinations and interpretations of this Plan and the Options granted hereunder are final and binding upon all Plan participants.

                  (c) Confirmation of an Option Grant. Each Option grant must be evidenced by a written award agreement. The agreement must be in a form acceptable to the Committee and executed by both a representative of the Committee and the Optionee.

2.       STOCK OPTIONS.
         --------------

         This Plan provides for the grant of Incentive Stock Options and Non-Statutory Stock Options to employees, Outside Directors and third-party consultants of the Bank and the Company. The terms and conditions of each Option grant will be set forth by the Committee in each Optionee's award agreement.

3.       EXERCISE OF STOCK OPTIONS; PAYMENT.

         (a) Time of exercise. The period of time during which each Option may be exercised will be fixed by the Committee at the time of grant. However, no Incentive Stock Option may be exercised more than 10 years after the Date of Grant.

         (b) How to exercise. To exercise an Option, an Optionee must complete an Option Exercise Notice and return it to the Committee or the Committee's designee.

         (c)      Payment of the Option Price in cash or Common Stock.

                  (i) Cash payment. All or any portion of the Option Price for any Option may be paid in cash or a certified check at the time of exercise.

                  (ii) Other forms of payment. The Committee may, from time to time, specify other methods of payment that may be used to exercise Options, including a "cashless" exercise procedure or the use of mature shares of Common Stock as payment.

4.       DETERMINATION OF FAIR MARKET VALUE.
         -----------------------------------

         (a) Public market. If the Common Stock is listed on a generally recognized United States securities exchange or is listed in the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), Fair Market Value shall mean the average of the bid and ask prices of the Common Stock as reported by NASDAQ (as published by the Wall Street Journal, if published) on the effective date of the grant, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded.

         (b) No public market. If the Common Stock is not so listed, then Fair Market Value on any day will be determined by the Committee in good faith, using such criteria as the Committee may believe appropriate.

5.       TRANSFERABILITY
         ---------------

         No Incentive Stock Option may be transferred except, after the death of the Optionee, by the will of the Optionee or by the laws of descent and distribution in intestacy proceedings. As long as the Optionee is alive, only the Optionee may exercise the Option. After the death of the Optionee, the Option may be exercised under the will of the

         Optionee, or by the laws of descent and distribution in intestacy proceedings, as provided in paragraph (f) of Section 6 of this Plan.

         Unless otherwise determined by the Committee, no Non-statutory Stock Option may be transferred except, after the death of the Optionee, by the will of the Optionee or by the laws of descent and distribution in intestacy proceedings. The Committee may, however, in its sole discretion permit transferability or assignment of a Non-statutory Stock Option if such transfer, or assignment is, in its sole discretion, for valid estate planning purposes and such transfer or assignment is permitted by the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

6.       TERMINATION OF EMPLOYMENT OR SERVICE.
         -------------------------------------

         (a) Quit. Unless otherwise determined by the Committee, if a person's service with the Bank or Company terminates because of the voluntary resignation of such person, all unvested Options held by such person on the date of such termination (the "Termination Date") will immediately and automatically be canceled as of the Termination Date and may not be exercised. Vested Options may be exercised within 90 days of the Termination Date, but only to the extent such Options were vested and could have been exercised on the date the resignation is effective.

         (b) Termination for Cause. Unless otherwise determined by the Committee, if a person's service with the Bank or the Company terminates because such person is dismissed with Cause (as defined below) or, in the case of an Outside Director, such person is removed from office for Cause, all vested and unvested Options held by such person on his or her Termination Date will immediately and automatically be canceled as of the Termination Date and may not be exercised.

                  For purposes of this Plan, a participant is terminated or removed for Cause if his or her termination or removal results from the participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Bank and the participant.

         (c) Termination Without Cause. Unless otherwise determined by the Committee, if a person's service with the Bank terminates because such person is dismissed without Cause, or because such person resigns at the written request of the Bank or the Company, all unvested Options held by such person on his or her Termination Date will immediately and automatically be canceled as of the Termination Date and may not be exercised. Vested Options may be exercised within 90 days of the Termination Date, but only to the extent such Options were vested and could have been exercised on the Termination Date.

         (d) Disability. Unless otherwise determined by the Committee, if a person's service with the Bank or the Company is terminated because such person has become disabled (within the meaning of Section 22(e)(3) of the Code), then all Options held by such person on his or her Termination Date immediately vest and remain exercisable for a period of two (2) years after the Termination Date. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than one (1) year after the Termination Date.

         (e) Retirement. Unless otherwise determined by the Committee, if a person's service is terminated because such person has retired under any retirement plan of the Bank or the Company or under any retirement policy established with respect to Board members, all vested Options held by such person on his or her Termination Date may be exercised by such person at any time within one (1) year after the Termination Date, but only to the extent that the Options could have been exercised on the day before the Termination Date. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than three (3) months after the Termination Date.

         (f) Death. Unless otherwise determined by the Committee, if a person's service with the Bank or the Company is terminated because of the death of such person, all Options held by such person on the date of his or her death immediately vest and remain exercisable by the person's estate or designated beneficiary for a period of two (2) years after his or her death. Any Option originally designated as an Incentive Stock Option will be treated as a Non-Statutory Stock Option if exercised more than one (1) year after an Optionee's death.

7.       SPECIAL PROVISIONS FOR A CHANGE IN CONTROL.
         -------------------------------------------

         (a) Acceleration of options upon a Change in Control. If a Change in Control occurs, then all Options held by Optionees under this Plan which are outstanding on the date of the Change in Control will become and remain immediately exercisable in full for the remainder of the term of such Options, regardless of the Optionee's termination of employment or service, or any provision to the contrary in this Plan or in an Option award agreement.


         (b) Change in Control. For purposes of this Plan, a Change in Control shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the
                  OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or the Bank, or
                  (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause
                  (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated in which the Bank or Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

8.       SHARES AVAILABLE UNDER THIS PLAN: ADJUSTMENTS FOR STOCK DIVIDENDS,
         ------------------------------------------------------------------
         RECAPITALIZATIONS, ETC.
         -----------------------

         (a) Shares available for grant. Two hundred fifty thousand (250,000) shares, subject to adjustment under paragraph (b) below, are available for purchase upon the exercise of Options granted under this Plan. If any Option granted under this Plan is cancelled, terminates, or expires for any reason without having been exercised in full, the number of unexercised shares subject to the Option will again be available for the grant of Options under this Plan. Payment of an Option Price with shares will not increase the number of shares of Common Stock available under this Plan.

         (b) Adjustments for stock dividends, recapitalizations, etc. The Committee is authorized to and may make adjustments to the Option Price and number of securities covered by outstanding Options as the Committee believes are equitable to preserve the rights of Optionees after a stock dividend, stock split, recapitalization, merger, division or other similar event, if any occur in the future.

         (c) No fractional shares. No adjustment under paragraph (b) above will require the Company to issue a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution will be eliminated and not carried forward to any later adjustment or substitution.

9.       NO RIGHT TO OPTIONS OR EMPLOYMENT
         ---------------------------------

         Neither the adoption of this Plan, nor any action by the Committee, will give any person:

         (a)      any right to be granted an Option, or

         (b)      any right to be employed by the Bank or the Company, or

         (c) any right to serve on the Board of Directors of the Bank or the Company, or

         (d) any right to serve as a third-party consultant to the Bank or the Company.


10.      SPECIAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.
         -----------------------------------------------

         The following provisions will apply to Options that are intended to be Incentive Stock Options:

         (a) Grant. Incentive Stock Options may only be granted to employees of the Bank or the Company, not to Outside Directors or and third-party consultants.

                  The aggregate Fair Market Value on the Date of Grant of the shares covered by Incentive Stock Options which are first exercisable by any person in any calendar year under all plans of the Bank or Company and any predecessor of the Bank or Company may not exceed $100,000 or any higher amount allowed by law (including amounts resulting from changes in the Code) under the requirements for treatment as Incentive Stock Options.


         (b) Option Price. The Option Price may not be less than 100% of the Fair Market Value per share of the shares covered by the stock option on the Date of Grant.

                  If an Incentive Stock Option is granted to a person who, immediately before the grant, owned stock constituting more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Holder"), the Option Price may not be less than 110% of the Fair Market Value per share of the shares covered by the Option on the Date of Grant. For purposes of this paragraph, a person will be considered as owning not only shares of Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such person, and such person will also be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such person is a shareholder, partner or beneficiary.

         (c) Exercise. Incentive Stock Options held by a Ten Percent Holder may not be exercised more than five (5) years after the Date of Grant.

         (d) Adjustments. If any adjustment under paragraph (b) of Section 8 would cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code, or would be deemed a modification, extension or renewal of any Incentive Stock Option, the Committee may adjust Incentive Stock Options as the Committee in its discretion believes fair under the circumstances and which will not result in any disqualification, modification, extension or renewal of any Incentive Stock Option.

                  If any such adjustment requires the approval of Company stockholders in order to enable the Company to grant Incentive Stock Options, then no such adjustment will be made without stockholder approval.

         (e) Disqualifying Disposition. In order to receive Incentive Stock Option tax treatment under Section 422 of the Code, an Optionee may not dispose of shares of Common Stock acquired under an Incentive Stock Option grant (i) for two (2) years from the Date of Grant and (ii) for one (1) year after the date of exercise. In the event the required holding periods are not met ("disqualifying disposition"), an Optionee must notify the Committee.

11.      EFFECTIVE DATE OF PLAN.
         -----------------------

         The Plan shall become effective upon approval of the Company's stockholders.


12.      AMENDMENT  AND TERMINATION OF PLAN.
         -----------------------------------

         The Board may amend this Plan at any time and from time to time, or may terminate this Plan at any time, except that approval of the Company_s shareholders will be required for any amendment that (i) would materially increase the benefits accruing to participants under the Plan, (ii) would materially increase the total number of shares of Common Stock or other securities as a percentage of the overall ownership of the Company that may be issued under the Plan, or (iii) would materially modify the requirements for eligibility to participate in the Plan. No such termination will terminate or adversely affect any outstanding Options granted under the Plan before such termination. No such amendment of the Plan will adversely affect any outstanding Option granted under the Plan before such amendment.

13.      MISCELLANEOUS.
         --------------

         (a) Withholding. Any person exercising an Option must make arrangements satisfactory to the Company for the payment of any withholding tax obligations relating to the exercise. The Company will not be obligated to issue any Common Stock or to make any payment under any Option until these withholding tax obligations are satisfied.

         (b) Stock Certificates. The Company will issue stock certificates representing the shares purchased upon any exercise of Options, as soon as practicable after exercise. Such certificates will be registered as directed by the Optionee.

         (c) Governing Law. This Plan, all Options granted under this Plan, and all actions taken or omitted which relate to this Plan or such Options, will be governed by the laws of the State of Delaware to the extent not pre-empted by federal law.

14.      DEFINITIONS.
         ------------

         The following terms will have the following meanings, when used in this
Plan:

         "Bank" means First Federal Bank of Lake County.

         "Board" means the Board of Directors of the Company.

         "Change of Control" is defined in Section 7.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock of the Company.

         "Date of Grant" means the date on which the Committee grants an option to a particular person.

         "Fair Market Value" is defined in Section 4.

         "Incentive Stock Options" means an Option qualifying as "incentive stock options" under Section 422 of the Code.

         "Non-Statutory Stock Option" means an Option that does not qualify as an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Statutory Stock Option granted to an employee or Outside Director of the Bank or the Company.

         "Optionee" means a participant in this Plan who has been granted an Option.

         "Option Price" means the price at with an Optionee can purchase shares of Common Stock pursuant to an Option, with respect to an Option granted under this Plan, no Option shall be granted at less than 100% of the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

         "Outside Director" means a member of the Board of Directors of the Company or Bank who is not an employee of the Bank or the Company.

         "Plan" means this FFLC Bancorp, Inc. 2002 Stock Option Plan, as it may be amended from time to time.


APPROVED BY COMPANY BOARD OF DIRECTORS:



DATE:             February 28, 2002            BY:   /s/ Claron D. Wagner
                                                     --------------------
                                                         Claron D. Wagner
                                               For the Entire Board of Directors


APPROVED BY STOCKHOLDERS OF THE COMPANY:



DATE:    ____________________________         BY:  ____________________________
                                                            Secretary

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE
                                REVOCABLE PROXY
                               FFLC BANCORP, INC.

                         Annual Meeting of Stockholders
                             May 9, 2002 2:00 p.m.


The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of FFLC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 9, 2002, at 2:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of both nominees listed (except as marked to the contrary below): James P. Logan and Ted R. Ostrander, Jr.

                                     With-                   For all
           [ _ ] For          [ _ ]  hold             [ _ ]  Except



INSTRUCTION: To withhold authority to vote for one nominee, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2.   The approval of the 2002 Stock Option Plan.

                                     With-                   For all
           [ _ ] For          [ _ ]  hold             [ _ ]  Except


3. The approval of Hacker Johnson & Smith PA as the Company's independent auditors for the fiscal year ending December 31, 2002.


                                     With-                   For all
           [ _ ] For          [ _ ]  hold             [ _ ]  Except


4. Such other matters as may properly come before the meeting, and at any adjournment thereof.

                                     With-                   For all
           [ _ ] For          [ _ ]  hold             [ _ ]  Except



The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and of a Proxy Statement dated March 28, 2002, as well as a copy of FFLC Bancorp's 2001 Annual Report.

The Board of Directors recommends a vote "FOR" each of the listed proposals. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                         Please be sure to sign and date
                          this Proxy in the box below.



                    _________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above

    Detach above card,sign, date and mail in postage paid envelope provided.
                               FFLC BANCORP, INC.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Stockholder Assistance
Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact FFLC Bancorp's transfer agent:

                         Registrar and Transfer Company
          10 Commerce Drive Cranford, New Jersey 07016 1-800-368-5948

IF YOUR ADDRESS HS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE EMVELOPE PROVIDED.

_________________________________________

_________________________________________

_________________________________________